HENDERSON GLOBAL FUNDS

                          Henderson European Focus Fund
                        Henderson Global Technology Fund
                   Henderson International Opportunities Fund
                         Henderson Income Advantage Fund

                       Supplement dated September 30, 2004
                      to Prospectus dated November 28, 2003

THE FOLLOWING IS ADDED IMMEDIATELY AFTER THE SECTION ENTITLED "INVESTOR SERVICES AND PROGRAMS - PURCHASE AND REDEMPTION PROGRAMS - SYSTEMATIC WITHDRAWAL PLAN" ON PAGE 49 OF THE PROSPECTUS:

EXCHANGE PLAN

The Funds offer an exchange plan between the Funds and the Daily Assets Cash Fund, a series of the Monarch Funds. You may exchange your Fund shares for shares of the Daily Assets Cash Fund or exchange into a Fund from the Daily Assets Cash Fund on any day when BOTH the NYSE and the Federal Reserve Bank are open. All exchanges are made at the net asset value per share calculated on the business day the exchange request was received; however, to be effective on that date, a request to exchange in or out of the Daily Assets Cash Fund must be received by the purchase or redemption cutoff time described in the Daily Assets Cash Fund's prospectus, a copy of which can be obtained for free from us by calling 866.343.6337. Shares exchanged into the Daily Assets Cash Fund are entitled to receive distributions beginning the day following the exchange. Shares exchanged out of the Daily Assets Cash Fund are entitled to receive distributions for the time the shares were held, payable on the last business day of each month.

THIS EXCHANGE PLAN IS ONLY AVAILABLE THROUGH CERTAIN DEALERS AUTHORIZED BY THE FUNDS AT THEIR SOLE DISCRETION AND WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUNDS OR TO THEIR EXISTING SHAREHOLDERS.

There is no fee to exchange shares, however, shares exchanged from the Funds into the Daily Assets Cash Fund within 30 days of purchase may be subject to a 2.00% redemption fee and exchanges in and out of the Daily Assets Cash Fund will count towards your limit of 5 exchanges during any 12-month period. These policies are previously described under "Excessive Trading Practices." For purposes of determining whether you qualify for a reduced sales charge under "Sales Charge Reductions - Class A Shares", the value of your Class A shares held will include the value of your Investor Shares held in the Daily Assets Cash Fund. For purposes of computing the CDSC for Class B and Class C shares, the length of time you have owned your shares will be measured from the date of original purchase and will include the time that you held shares of the Daily Assets Cash Fund.

Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. For more information about exchanging out of the Daily Assets Cash Fund, you should consult the Daily Assets Cash Fund's prospectus.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


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                             HENDERSON GLOBAL FUNDS

                         Henderson U.S. Core Growth Fund

                       Supplement dated September 30, 2004
                       to Prospectus dated April 30, 2004

THE FOLLOWING IS ADDED IMMEDIATELY AFTER THE SECTION ENTITLED "INVESTOR SERVICES AND PROGRAMS - PURCHASE AND REDEMPTION PROGRAMS - SYSTEMATIC WITHDRAWAL PLAN" ON PAGE 29 OF THE PROSPECTUS:

EXCHANGE PLAN

The Fund offers an exchange plan between the Fund and the Daily Assets Cash Fund, a series of the Monarch Funds. You may exchange your Fund shares for shares of the Daily Assets Cash Fund or exchange into the Fund from the Daily Assets Cash Fund on any day when BOTH the NYSE and the Federal Reserve Bank are open. All exchanges are made at the net asset value per share calculated on the business day the exchange request was received; however, to be effective on that date, a request to exchange in or out of the Daily Assets Cash Fund must be received by the purchase or redemption cutoff time described in the Daily Assets Cash Fund's prospectus, a copy of which can be obtained for free from us by calling 866.343.6337. Shares exchanged into the Daily Assets Cash Fund are entitled to receive distributions beginning the day following the exchange. Shares exchanged out of the Daily Assets Cash Fund are entitled to receive distributions for the time the shares were held, payable on the last business day of each month.

THIS EXCHANGE PLAN IS ONLY AVAILABLE THROUGH CERTAIN DEALERS AUTHORIZED BY THE FUND AT ITS SOLE DISCRETION AND WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUND OR TO ITS EXISTING SHAREHOLDERS.

There is no fee to exchange shares, however, shares exchanged from the Fund into the Daily Assets Cash Fund within 30 days of purchase may be subject to a 2.00% redemption fee and exchanges in and out of the Daily Assets Cash Fund will count towards your limit of 5 exchanges during any 12-month period. These policies are previously described under "Excessive Trading Practices." For purposes of determining whether you qualify for a reduced sales charge under "Sales Charge Reductions - Class A Shares", the value of your Class A shares held will include the value of your Investor Shares held in the Daily Assets Cash Fund. For purposes of computing the CDSC for Class B and Class C shares, the length of time you have owned your shares will be measured from the date of original purchase and will include the time that you held shares of the Daily Assets Cash Fund.

Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. For more information about exchanging out of the Daily Assets Cash Fund, you should consult the Daily Assets Cash Fund's prospectus.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.